UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMERISERV FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 23, 2023, AmeriServ Financial, Inc. (the “Company”) issued the following press release, a copy of which is filed as Exhibit 1.

Important Additional Information

The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with its upcoming annual meeting of shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement and a GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2023 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING THE COMPANY’S GOLD PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Company’s definitive proxy statement for the Annual Meeting contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors, director nominees and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.ameriserv.com/sec-filings/insider-filings or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 27, 2023. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.ameriserv.com/sec-filings/documents.

EXHIBIT 1

AmeriServ Financial Announces Court Denial of Driver’s Request for Injunctive Relief

Court Finds Driver is Unlikely to Prevail on the Merits of its Claims

Company to Hold Annual Meeting on May 26, 2023 and Urges Shareholders to Support Strategic
Direction by Voting for AmeriServ’s Director Candidates

JOHNSTOWN, Pa., May 23, 2023 -- AmeriServ Financial, Inc. (“AmeriServ” or the "Company") (NASDAQ: ASRV) today announced that the United States District Court for the Western District of Pennsylvania (the “Court”) has denied Driver Opportunity Partners I LP’s (“Driver”) motion for a preliminary injunction to delay the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will take place as scheduled on May 26, 2023.

In March 2023, AmeriServ announced that its Board of Directors (the “Board”) had determined that Driver’s purported nomination notice was invalid due to material defects and failure to comply with the Company’s bylaws. Driver subsequently filed a legal action with the Court. In its opinion issued this week, the Court stated that “Driver has failed to meet its burden to demonstrate it is likely to prevail on the merits of its claims […]” The Court also declared that “Driver’s inability to have its director nominees considered for election at the 2023 Annual Meeting is entirely a result of its own failures, not as a result of AmeriServ’s conduct.”

AmeriServ is represented in legal proceedings by Stevens & Lee, P.C. and Vinson & Elkins L.L.P.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR ALL” OF AMERISERV’S NOMINEES
(RICHARD “RICK” W. BLOOMINGDALE, DAVID J. HICKTON AND DANIEL A. ONORATO)
BY USING THE COMPANY’S GOLD PROXY CARD.

***

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.morrowsodali.com

***

About AmeriServ Financial, Inc.

AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank and AmeriServ Trust and Financial Services Company in Johnstown, Pennsylvania. The Company's subsidiaries provide full-service banking and wealth management services through 17 community offices in southwestern Pennsylvania and Hagerstown, Maryland. The Company also operates loan production offices in Altoona and Monroeville, Pennsylvania. On March 31, 2023, AmeriServ had total assets of $1.346 billion and a book value of $6.18 per common share. For more information, visit www.ameriserv.com.

Forward Looking Statements

This press release contains forward-looking statements as defined in the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology, market conditions, dividend program, and future payment obligations. These statements may be identified by such forward-looking terminology as "continuing," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy," or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets, the level of inflation, and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; loan and investment prepayments differing from our assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; unanticipated effects of our banking platform; risks and uncertainties relating to the duration of the COVID-19 pandemic, and actions that may be taken by governmental authorities to contain the pandemic or to treat its impact; expense and reputational impact on the Company as a result of its ongoing proxy contest and related litigation; and the inability to successfully implement or expand new lines of business or new products and services. These forward-looking statements involve risks and uncertainties that could cause AmeriServ's results to differ materially from management's current expectations. Such risks and uncertainties are detailed in AmeriServ's filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 27, 2023. Forward-looking statements are based on the beliefs and assumptions of AmeriServ's management and on currently available information. The statements in this press release are made as of the date of this press release, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.

Important Additional Information

The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. The Company filed its definitive proxy statement and a GOLD proxy card with the SEC on April 26, 2023 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Company’s definitive proxy statement for the Annual Meeting contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors, director nominees and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.ameriserv.com/sec-filings/insider-filings or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 27, 2023. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.ameriserv.com/sec-filings/documents.

CONTACTS

Longacre Square Partners

Joe Germani / David Reingold

jgermani@longacresquare.com / dreingold@longacresquare.com